                               SECOND AMENDMENT TO
               CONSTRUCTION LOAN PURCHASE AND SERVICING AGREEMENT

     This Second Amendment to Construction Loan Purchase and Servicing Agreement dated as of June 1, 1997 (this "Amendment"), by and between DeGeorge Financial Corporation, formerly known as Miles Homes, Inc. ( the "Parent"), DeGeorge Home Alliance, Inc., formerly known as Miles Homes Services, Inc. ("DeGeorge"), Plymouth Capital Company, Inc. ("Plymouth Capital") (the Parent, DeGeorge and Plymouth Capital being referred to collectively as the "Sellers"), and Residential Funding Corporation ("RFC") amends certain provisions of that certain First Amendment to Construction Loan Purchase and Servicing Agreement dated as of March 1, 1997 and Construction Loan Purchase and Servicing Agreement dated as of April 14, 1995 (as amended, supplemented or otherwise modified from time to time, the "Agreement"), by and between the Sellers and RFC.

     WHEREAS, RFC and the Sellers have agreed to amend portions of the Agreement as set forth herein.

     In consideration of the mutual promises contained herein and in the Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. DEFINITIONS. For purposes of this Amendment, all section references shall refer to sections of the Agreement and, unless otherwise indicated, all capitalized terms shall have the meanings assigned to those terms in the Agreement.

     2.   AMENDMENTS TO AGREEMENT AND EXHIBITS.

          a.   The following definitions shall be added in alphabetical order in
               Article I:

                         "BUSINESS DAY":  Any day of the week other than
                    Saturday, Sunday or a national holiday in the United States of America.

                         "LIBOR":  With respect to the first Business Day of
                    each month, the rate of interest per annum which is equal to the arithmetic mean of the U.S. Dollar London Interbank Offered Rates for three-month periods as of 11:00 a.m. London time on such day (or, if the London Interbank Market is not open on such day, on the most recent preceding day on which the London Interbank Market was open), as published by Knight-Ridder, Inc. on its MoneyCenter system. If such U.S. Dollar London Interbank Offered Rates are not so offered or published for any period, then during such period LIBOR shall mean, with respect to any day, the London Interbank


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

                    Offered Rate for three-month periods published on that day in the WALL STREET JOURNAL in its regular column entitled "Money Rates" or, if the WALL STREET JOURNAL is not published on such day, on the most recent preceding day on which it was published.

          b. Section 2.01(d) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                         (d) During the term of this Agreement, RFC agrees to purchase from the Sellers pursuant to the terms of this Agreement, Construction Loans, which, (i) when added to the unpaid principal balance of the Construction Loans previously purchased and currently outstanding, do not exceed $300,000,000, in total unpaid principal balance, and
                    (ii) meet each of the criteria and underwriting guidelines specified in Exhibit E hereto (each such loan being referred to herein as a "Qualifying Loan") submitted to it for purchase in strict conformity with the requirements of this Agreement provided that, at the time the complete Construction Loan File with respect to that Qualifying Loan is submitted to RFC the Sellers are in compliance with all terms, conditions and covenants of this Agreement.

          c.   The phrase "1-1/2% above the Prime Rate" in Section 2.02 (b)(ii),
               Section 2.04(c), Section 2.06(b)(iii), Section 2.06(c)(iii) and
               Section 3.03(b)(iii) shall be deleted, and the phrase "3% above LIBOR" shall be substituted in lieu thereof. The definition of "Prime Rate" found in Section 2.02(b)(ii) shall be deleted in its entirety.

          d. Section 2.03(b) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                    (b) The "HOLDBACK AMOUNT" for a Construction Loan shall equal the lesser of the amounts calculated pursuant to (A) and (B) below:

                         (A) 8% of the Initial Adjusted Principal Amount of such Construction Loan, plus, with respect to a Construction Loan to be purchased by RFC with a loan-to-value in excess of 100% and/or a principal balance in excess of $275,000, the greater of (i) the amount by which the principal balance of such Construction Loan exceeds $275,000, multiplied by 92% or (ii) the amount by which the "loan" exceeds the "value", as such terms are used above in the term "loan-to-value", multiplied by 92%. The "INITIAL ADJUSTED PRINCIPAL AMOUNT" of a Mortgage Note shall equal the face amount of such Mortgage Note (adjusted as set forth in Section 2.02(c)), minus any Pre-purchase Prepayments, plus the unpaid balance as of the applicable Construction Loan Purchase Date of any related land


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

                    acquisition loan or other indebtedness secured by the related Mortgaged Property which is prior to such Construction Loan and which is not included in the face amount of such Mortgage Note.

                         (B) That amount, if any, necessary to bring the balance of funds then in the Loan Loss Reserve fund up to an amount equal to the sum of (i) 8% of the aggregate of the Initial Adjusted Principal Amounts of the Mortgage Notes for all Construction Loans then held by RFC, (ii) plus, with respect to a Construction Loan then held by RFC with a loan-to-value in excess of 100% and/or a principal balance in excess of $275,000, the greater of (i) the amount by which the principal balance of such Construction Loan exceeds $275,000, multiplied by 92% or (ii) the amount by which the "loan" exceeds the "value", as such terms are used above in the term "loan-to-value", multiplied by 92%.

          e. Section 3.01(b)(i) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                         (i) An initial shipment of building materials to the Borrower's (or Borrowers') building site on such Construction Loan has been made.

          f. Article V shall be amended by substituting the following paragraph for paragraph (b):

                         (b) The Sellers shall have delivered to RFC the Construction Loan File containing all of the documents set forth on Exhibit A, all of which shall be in conformity with the requirements set forth in this Agreement (including, without limitation, the Mortgage, the Assignment of Mortgage and the Mortgage Note endorsed in blank with respect to such Construction Loan) and including any other documents specifically requested by RFC with respect to such Construction Loan; provided, however, that exclusively with respect to the Construction Loans described in Exhibit C hereto, the Sellers shall be required to deliver to RFC only those items described in items 1 through 5 of Exhibit A hereto (it being agreed that all of the other documents in the Construction Loan Files with respect to such Construction Loans shall be held by the Sellers as custodian for RFC and delivered, in whole or in part, to RFC or its designee at any time or from time to time as RFC may direct). In the case of a Construction Loan which is submitted by the Sellers as a Qualifying Loan pursuant to
                    Section 2.01(d), RFC shall have had the opportunity (within the seven calendar day period referred to in Section 2.01(a)) to review the Construction Loan File in order to determine whether such Construction Loan is a Qualifying


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

                    Loan; and in the case of a Construction Loan which is not submitted by the Sellers as a Qualifying Loan pursuant to
                    Section 2.01(d), RFC shall have had the opportunity (within the seven calendar day period referred to in Section 2.01(a)) to review the Construction Loan File in order to determine whether to approve such Construction Loan for purchase.

          g. Section 6.03 shall be amended by substituting the following paragraph for paragraph (c):

                         (c) The Servicer also may, in its discretion and without consent from RFC, grant an extension of maturity for a term not to exceed six months when the loan is otherwise performing as agreed and the construction process is substantially complete or will be completed in 90 days or less. The Servicer shall promptly notify RFC in writing of any such extensions.

          h. Section 6.05(c) shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                         (c) RFC may remove the Servicer as servicer of a particular Construction Loan if such Construction Loan has not been repaid in full by the Borrower or Borrowers within 90 days of its stated due date or its modified due date for loan maturities extended in accordance with paragraph 6.03(c); provided, however, that the Servicer, upon receiving notice of such removal, shall have the right for 7 calendar days thereafter to repurchase the Construction Loan from RFC for a price calculated in accordance with Section 2.06(c), but no such repurchase shall constitute a withdrawal from the Loan Loss Reserve Fund and the repurchase price must be paid to RFC in immediately available funds within such 7-day period.

          i. Section 8.01 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                         "Section 8.01 TERM OF AGREEMENT.  This Agreement will
                    terminate on June 1, 1999. In addition, if a Change of Control occurs, RFC may terminate this Agreement immediately upon the giving of written notice to the Sellers."

          j. Section 8.05(a) and (b) shall be deleted and the following shall be substituted in lieu thereof:

               (a)  if to the Sellers:

                    DeGeorge Financial Corporation


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

                    DeGeorge Home Alliance, Inc.
                    Plymouth Capital Company, Inc.
                    99 Realty Drive
                    Cheshire, CT 06410
                    Attention: Salvatore A. Bucci
                    Telefacsimile: (203) 699-3410

                    with a copy to :

                    DeGeorge Financial Corporation
                    591 Park Avenue
                    New York, NY 10021
                    Attention: Jonathan K. Dodge, Esq.
                    Telefacsimile: (212) 688-5233

               (b)  if to RFC:

                    Residential Funding Corporation
                    8400 Normandale Lake Boulevard
                    Suite 600
                    Minneapolis, MN 55437
                    Attention:  Jeffrey B. Griffin, Director
                    Telefacsimile: (612) 832-7176

                    with a copy to:

                    Residential Funding Corporation
                    8400 Normandale Lake Boulevard
                    Suite 600
                    Minneapolis, MN 55437
                    Attention: General Counsel
                    Telefacsimile: (612) 832-7176

               Any such demand, notice or other communication that is delivered in person shall be effective on the date delivered, on the date sent if sent by telefacsimile, on the fifth day following mailing if sent by first class United States mail, and on the date of delivery if sent by overnight courier.

          k. Exhibit E, paragraph 3 shall be amended by adding the following to the end of that sentence:

                    "or the Borrower's non-owner occupied residential property."

          l. Exhibit E, paragraph 4 shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                         "4.  The Construction Loan must have a loan-to-value
                    ratio of not greater than 100% if a primary residence (except for those loans in excess of 100% loan-to-value for which additional amounts have been contributed to the Loan Loss Reserve Fund in accordance with Section 2.03(b)), and 70% if a non-owner occupied residential property, each based on the initial appraisal included in the Construction Loan File and on a loan amount equal to the face amount of the related Mortgage Note (including the amount of any wrapped land acquisition loan) less the amount of any reduction in the amount required to be paid on such Mortgage Note that is set forth in such Mortgage Note as an incentive for completion of construction."

          m. Exhibit E, paragraph 5, shall be amended by deleting the figure "$250,000" and substituting in lieu thereof "$275,000, except for those loans in excess of $275,000 for which additional amounts have been contributed to the Loan Loss Reserve in accordance with
               Section 2.03(b)."

     3. CONTINUED EFFECTIVENESS OF AGREEMENT. The Agreement shall continue to be in full force and effect and is hereby ratified and confirmed in all respects, and all references to the Agreement in any document shall hereafter be deemed to refer to the Agreement as amended hereby. This Amendment is hereby incorporated into, and shall for all purposes be deemed to be a part of, the Agreement.

     4. SECTION HEADINGS. Section headings in this Amendment are for convenience only and shall not in any way limit or affect the meaning or interpretation of any of the provisions of this Amendment.

     5. ENTIRE AGREEMENT. The Agreement, as amended by this Amendment, embodies the entire agreement between the parties as to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

     6. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.

     7. EFFECTIVENESS. This Amendment shall be of no force or effect unless and until it has been executed and delivered by RFC and each of the Sellers and, provided that such execution and delivery takes place on or before June 6, 1997, the terms of this Amendment shall be effective as of June 1, 1997.

IN WITNESS WHEREOF, each of the undersigned parties to this Amendment has caused this Amendment to be duly executed in its corporate name by one of its duly authorized officers, all as of the date first above written.

                                        DeGEORGE FINANCIAL CORPORATION
Attest:


                                        By:  /s/  SALVATORE A. BUCCI
                                           ------------------------------------
By:  /s/  JONATHAN K. DODGE             Name:     Salvatore A. Bucci
   --------------------------------     Its:      Senior Vice President and
Name:     Jonathan K. Dodge                       Chief Financial Officer
     ------------------------------
Its:  Vice President and Secretary
     ------------------------------


                                        DeGEORGE HOME ALLIANCE, INC.
Attest:


                                        By:  /s/  SALVATORE A. BUCCI
                                           ------------------------------------
By:  /s/  JONATHAN K. DODGE             Name:     Salvatore A. Bucci
   --------------------------------     Its:      Senior Vice President
Name:     Jonathan K. Dodge
     ------------------------------
Its:  Vice President and Secretary
    -------------------------------


                                        PLYMOUTH CAPITAL COMPANY, INC.
Attest:


                                        By:  /s/  SALVATORE A. BUCCI
                                           ------------------------------------
By:  /s/  JONATHAN K. DODGE             Name:     Salvatore A. Bucci
   --------------------------------     Its:      President
Name:     Jonathan K. Dodge
     ------------------------------
Its:  Vice President and Secretary
     ------------------------------


                                        RESIDENTIAL FUNDING CORPORATION
Attest:


                                        By:  /s/  JEFFREY B. GRIFFIN
                                           ------------------------------------
By:  /s/  JEFFREY S. DETWILER           Name:     Jeffrey B. Griffin
   --------------------------------               Its: Director
Name:     Jeffrey S. Detwiler
     ------------------------------
Its:  Managing Director
    -------------------------------


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